SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549



                                 FORM 8-K / A-1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 25, 2000



                            AmeriVest Properties Inc.

             (Exact name of registrant as specified in its charter)



          Maryland                  1-14462                       84-1240264
          --------                  -------                       ----------
(State or other jurisdiction    (Commission File                (IRS Employer
      of incorporation)              Number)                 Identification No.)


              1800 Glenarm Place, Suite 500, Denver, Colorado 80202
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)


        Registrant's telephone number, including area code (303) 297-1800

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Real Estate Properties Acquired:

     Report of Independent Public Accountants                               F-1

     Statements of Revenue and Certain Expenses - year ended
     December 31, 1999 and six months ended June 30, 2000 (unaudited)       F-2

     Notes to Statements of Revenue and Certain Expenses                    F-3


(b) Unaudited Pro Forma Financial Information:

     Pro Forma Financial Information                                        F-4

     Unaudited Pro Forma Consolidated Balance Sheet as of June 30, 2000     F-5

     Unaudited Pro Forma Consolidated Statement of Operations:

        Six Months ended June 30, 2000                                      F-6
        Year ended December 31, 1999                                        F-7

     Notes to Unaudited Pro Forma Consolidated Financial Statements         F-8


(c) Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations (unaudited) F-9

     Note to Statement of Estimated Taxable Operating Results and
     Cash to be Made Available by Operations (unaudited)                    F-10

(a) Financial Statements of Real Estate Properties Acquired.






                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Management of
    The Writer Buildings:


We have audited the statement of revenue and certain expenses of the Writer Buildings (see Note 1) for the year ended December 31, 1999. This financial statement is the responsibility of the Writer Buildings' management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the Writer Buildings' revenue and expenses and/or financial position.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenue and certain expenses of the Writer Buildings for the year ended December 31, 1999, in conformity with accounting principles generally accepted in the United States.



                                           /s/ Arthur Andersen LLP
                                           -----------------------
                                           Arthur Andersen LLP


Denver, Colorado,
    August 31, 2000.

                              THE WRITER BUILDINGS


                   STATEMENTS OF REVENUE AND CERTAIN EXPENSES




                                                    For the Year    For the Six
                                                       Ended        Months Ended
                                                    December 31,       June 30,
                                                        1999             2000
                                                        ----             ----
                                                                     (unaudited)

REVENUE:
    Rental revenue (Note 2)                          $1,451,297       $  748,796
    Other revenue                                        60,420           31,659
                                                     ----------       ----------

              Total revenue                           1,511,717          780,455
                                                     ----------       ----------

CERTAIN EXPENSES:
    Repairs and maintenance                              38,367           32,288
    Utilities                                           178,594           98,292
    Property taxes                                      103,115           51,824
    Property management fees                             80,485           43,111
    Operating services                                  289,997          186,524
                                                     ----------       ----------


              Total certain expenses                    690,558          412,039
                                                     ----------       ----------

EXCESS REVENUE OVER CERTAIN EXPENSES                 $  821,159       $  368,416
                                                     ==========       ==========



   The accompanying notes are an integral part of these financial statements.

                              THE WRITER BUILDINGS

                         NOTES TO STATEMENTS OF REVENUE
                              AND CERTAIN EXPENSES

                                DECEMBER 31, 1999


(1) BASIS OF PRESENTATION

The statements of revenue and certain expenses reflect the operations of the Writer Buildings (the "Property"). The Property consists of three office buildings located at 1777, 1780 and 1805 South Bellaire Street in Denver, Colorado.

The Property was acquired by AmeriVest Properties Inc. and subsidiaries (the "Company") from an unrelated third party on August 31, 2000. The Property has an aggregate net rentable area of approximately 140,500 square feet (91% leased as of December 31, 1999). These statements of revenue and certain expenses are prepared pursuant to the rules and regulations of the Securities and Exchange Commission.

The accounting records of the Property are maintained on the accrual basis. The accompanying financial statements exclude certain expenses such as interest, depreciation and amortization, professional fees, and other costs not directly related to the future operations of the Property.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenue and expenses during the reporting period. The ultimate results could differ from those estimates.

In the opinion of management, the unaudited information as of June 30, 2000 included herein contains all the adjustments necessary, which are of a normal recurring nature, to present fairly the revenue and certain expenses for the six months ended June 30, 2000. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

(2) OPERATING LEASES

Rental revenue presented for the year ended December 31, 1999, is recorded in accordance with generally accepted accounting principles.

The Property is leased to tenants under operating leases with expiration dates extending to the year 2007. Future minimum rentals under noncancellable operating leases, excluding tenant reimbursements of operating expenses as of December 31, 1999, are as follows:

             Year ending December 31, -
                        2000                        $1,161,413
                        2001                           780,635
                        2002                           300,202
                        2003                            73,175
                        2004                            18,860
                        Thereafter                      42,435
                                                    ----------
                                                    $2,376,720
                                                    ==========

     (b) Pro Forma Financial Information.




                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                         PRO FORMA FINANCIAL INFORMATION



The accompanying unaudited pro forma consolidated balance sheet presents the historical financial information of AmeriVest Properties Inc. and Subsidiaries (AmeriVest) as of June 30, 2000, as adjusted for the sale of the self-storage facilities and the acquisition of the Writer Buildings, both transactions being consummated in August 2000.

The accompanying unaudited pro forma consolidated statements of operations for the six months ended June 30, 2000 and the year ended December 31, 1999 combine the historical financial information of AmeriVest with the historical real estate operating revenues and expenses of the Writer Buildings and subtract the historical real estate operating revenues and expenses of AmeriVest's self-storage facilities, as if the acquisition and sale had occurred at the beginning of the periods presented.

The unaudited pro forma consolidated financial statements have been prepared by AmeriVest management based upon the historical financial statements of AmeriVest and the Writer Buildings. These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the historical financial statements of AmeriVest for the year ended December 31, 1999 included in AmeriVest's Form 10-KSB filed for the year ended December 31, 1999, and for the three and six months ended June 30, 2000 included in AmeriVest's Form 10-QSB for the quarter ended June 30, 2000.


                              AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                                 PRO FORMA CONSOLIDATED BALANCE SHEET
                                             JUNE 30, 2000
                                              (Unaudited)

                                                              Sale of       Acquisition
                                            AmeriVest      Self Storage      of Writer         Pro Forma
                                           (Historical)     Facilities       Buildings         Combined
                                           ------------     ----------       ---------         --------
ASSETS
   Investment in Real Estate
      Land                                 $  7,098,379    $ (1,720,080)   $  3,464,362(b)    $  8,842,661
      Building and improvements              32,575,927      (7,535,242)      6,211,256(b)      31,251,941
      Furniture, fixtures and equipment         322,312        (251,837)           --               70,475
      Tenant improvements                       718,557        (375,447)         35,189(b)         378,299
      Less accumulated depreciation
        and amortization                     (7,165,288)      4,487,056            --           (2,678,232)
                                           ------------    ------------    ------------       ------------

      Net Investment in Real Estate          33,549,887      (5,395,550)      9,710,807         37,865,144

   Cash and cash equivalents                    491,374       1,818,161      (2,533,389)(a)       (223,854)
   Tenant accounts receivable                    40,153         (31,331)           --                8,822
   Straight-line rents receivable               126,279            --              --              126,279
   Deferred financing costs, net                570,615        (220,086)         89,120(b)         439,649
   Tenant leasing commissions                   460,966            --            14,211(b)         475,177
   Prepaid expenses and other assets            628,530         (67,238)          2,662(b)         563,954
                                           ------------    ------------    ------------       ------------


   Total Assets                            $ 35,867,804    $ (3,896,044)   $  7,283,411       $ 39,255,171
                                           ============    ============    ============       ============

LIABILITIES AND STOCKHOLDERS'  EQUITY

LIABILITIES
   Mortgage loans                          $ 27,790,393    $ (6,309,246)   $  7,120,441(a)    $ 28,601,588
   Accounts payable and accrued expenses        496,516          53,936            --              550,452
   Accrued interest                             144,987            --              --              144,987
   Accrued real estate taxes                    509,381        (104,757)         69,099(b)         473,723
   Prepaid rents and security deposits          709,691         (92,816)         93,871(b)         710,746
   Dividends payable                            267,462            --              --              267,462
                                           ------------    ------------    ------------       ------------

   Total Liabilities                         29,918,430      (6,452,883)      7,283,411         30,748,958
                                           ------------    ------------    ------------       ------------

STOCKHOLDERS' EQUITY
   Common stock                                   2,229            --              --                2,229
   Capital in excess of par value             8,179,723            --              --            8,179,723
   Distributions in excess of
      Accumulated earnings                   (2,232,578)      2,556,839            --              324,261
                                           ------------    ------------    ------------       ------------

   Total Stockholders' Equity                 5,949,374       2,556,839            --            8,506,213
                                           ------------    ------------    ------------       ------------

                                           $ 35,867,804    $ (3,896,044)   $  7,283,411       $ 39,255,171
                                           ============    ============    ============       ============


                     See notes to the pro forma consolidated financial statements.

                                                  F-5

                              AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                            PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                    SIX MONTHS ENDED JUNE 30, 2000
                                              (Unaudited)


                                                  Historical
                                    ----------------------------------------
                                                   Self Storage      Writer      Pro Forma         Pro Forma
                                     AmeriVest      Facilities     Buildings    Adjustments        Combined
                                     ---------      ----------     ---------    -----------        --------
REAL ESTATE OPERATING REVENUE
    Rental Revenue
        Commercial properties       $ 2,713,186    $   (24,887)   $   780,455   $      --         $ 3,468,754
        Storage properties              644,327       (644,327)          --            --                --
                                    -----------    -----------    -----------   -----------       -----------

                                      3,357,513       (669,214)       780,455          --           3,468,754
                                    -----------    -----------    -----------   -----------       -----------
REAL ESTATE OPERATING EXPENSES
    Property Operating Expenses
        Operating expenses              890,698       (137,365)       317,104          --           1,070,437
        Real estate taxes               330,251        (80,888)        51,824          --             301,187
        Management fees                 159,967        (33,496)        43,111        (4,088)(e)       165,494
    General and administrative          243,549        (15,755)          --            --             227,794
    Interest                            954,760       (251,647)          --         330,000(d)      1,033,113
    Depreciation and amortization       569,657       (186,552)          --         124,220(c)        507,325
                                    -----------    -----------    -----------   -----------       -----------

                                      3,148,882       (705,703)       412,039       450,132         3,305,350
                                    -----------    -----------    -----------   -----------       -----------
OTHER INCOME
    Interest income                      16,891           (206)          --            --              16,685
                                    -----------    -----------    -----------   -----------       -----------


NET INCOME                          $   225,522    $    36,283    $   368,416   $  (450,132)      $   180,089
                                    ===========    ===========    ===========   ===========       ===========


NET INCOME PER COMMON SHARE         $      0.10                                                   $      0.08
                                    ===========                                                   ===========

NET INCOME PER COMMON SHARE -
   ASSUMING DILUTION                $      0.10                                                   $      0.08
                                    ===========                                                   ===========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING             2,228,850                                                     2,228,850
                                    ===========                                                   ===========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES ASSUMING DILUTION       2,229,830                                                     2,229,830
                                    ===========                                                   ===========


                     See notes to the pro forma consolidated financial statements.

                                                  F-6

                               AMERIVEST PROPERTIES INC. AND SUBSIDIARIES
                             PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                                      YEAR ENDED DECEMBER 31, 1999
                                               (Unaudited)


                                                   Historical
                                    ----------------------------------------
                                                  Self Storage      Writer       Pro Forma         Pro Forma
                                     AmeriVest     Facilities      Buildings    Adjustments        Combined
                                     ---------     ----------      ---------    -----------        --------
REAL ESTATE OPERATING REVENUE
    Rental Revenue
        Commercial properties       $ 4,561,479    $   (63,217)   $ 1,511,717   $      --         $ 6,009,979
        Storage properties            1,415,278     (1,415,278)          --            --                --
                                    -----------    -----------    -----------   -----------       -----------

                                      5,976,757     (1,478,495)     1,511,717          --           6,009,979
                                    -----------    -----------    -----------   -----------       -----------
REAL ESTATE OPERATING EXPENSES
    Property Operating Expenses
        Operating expenses            1,636,305       (282,805)       506,958          --           1,860,458
        Real estate taxes               596,790       (161,776)       103,115          --             538,129
        Management fees                 124,111        (73,876)        80,485        (4,899)(e)       125,821
    General and administrative          657,349        (34,469)          --            --             622,880
    Interest                          1,647,225       (505,657)          --         660,000(d)      1,801,568
    Depreciation and amortization     1,082,447       (371,858)          --         248,440(c)        959,029
                                    -----------    -----------    -----------   -----------       -----------

                                      5,744,227     (1,430,441)       690,558       903,541         5,907,885
                                    -----------    -----------    -----------   -----------       -----------
OTHER INCOME
    Interest income                      15,506           (416)          --            --              15,090
    Gain on sale of real estate         720,712           --             --            --             720,712
                                    -----------    -----------    -----------   -----------       -----------
                                        736,218           (416)          --            --             735,802
                                    -----------    -----------    -----------   -----------       -----------


NET INCOME                          $   968,748    $   (48,470)   $   821,159   $  (903,541)      $   837,896
                                    ===========    ===========    ===========   ===========       ===========


NET INCOME PER COMMON SHARE         $      0.51                                                   $      0.45
                                    ===========                                                   ===========

NET INCOME PER COMMON SHARE -
   ASSUMING DILUTION                $      0.51                                                   $      0.45
                                    ===========                                                   ===========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING             1,881,075                                                      1,881,075
                                    ===========                                                    ===========

WEIGHTED AVERAGE NUMBER OF
COMMON SHARES ASSUMING DILUTION       1,882,232                                                      1,882,232
                                    ===========                                                    ===========


                      See notes to the pro forma consolidated financial statements.

                                                   F-7

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

              NOTES TO PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

     The accompanying unaudited pro forma consolidated financial statements are presented to reflect the sale of the self-storage facilities and the acquisition of the Writer Buildings by AmeriVest.

     The accompanying pro forma consolidated balance sheet as of June 30, 2000 has been prepared to give effect to the sale of the self-storage facilities and the acquisition of the Writer Buildings as if each of the sale and acquisition occurred on June 30, 2000. The accompanying pro forma consolidated statements of operations combine the historical operations of AmeriVest for the six months ended June 30, 2000 and the year ended December 31, 1999 with the historical real estate operating revenues and expenses of the Writer Buildings for the six months ended June 30, 2000 and the year ended December 31, 1999, respectfully, minus the historical real estate operating revenues and expenses of the self-storage facilities for the same periods, and are presented as if the acquisition had occurred at the beginning of each of the periods presented.

NOTE 2 - PRO FORMA ADJUSTMENTS

     The unaudited pro forma consolidated financial statements reflect the following pro forma adjustments:

     a) The purchase price of the Writer Buildings is summarized as follows:

                       Cash paid              $2,533,389
                       New mortgage loans      7,120,441
                                              ----------
                       Total purchase price   $9,653,830
                                              ==========

        The new mortgage loans bear interest based on LIBOR (assumed 9% for proforma purposes).

     b) The purchase price of the Writer Buildings was allocated to the assets and liabilities based on estimated fair value.

     c) Depreciation expense on the Writer Buildings based on an estimated useful life of 25 years.

     d) Interest expense to be recognized related to mortgage debt procured upon the acquisition of the Writer Buildings.

     e) Adjustment to management fees pursuant to Sheridan Realty Advisors agreement:

                                             Six Months Ended     Year Ended
                                               June 30, 2000   December 31, 1999
                                               -------------   -----------------
Elimination of historical management fees         $(43,111)        $(80,485)
Management fees per Sheridan Realty Advisors
  agreement                                         39,023           75,586
                                                  --------         --------
         Pro forma adjustment                     $ (4,088)        $ (4,899)
                                                  ========         ========


NOTE 3 - INCOME PER SHARE

     Pro forma income per common share for the months ended June 30, 2000 and the year ended December 31, 1999 is computed based on the weighted average number of common shares outstanding during the periods.

     (c) Statement of Estimated Taxable Operating Results and Cash to be Made Available by Operations.



                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

                STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS

               FOR THE TWELVE MONTH PERIOD ENDED DECEMBER 31, 1999
                                   (Unaudited)


     The following represents an estimate of the taxable operating results and cash to be made available by operations expected to be generated by the Company (including the operations of the Writer Buildings) based upon the pro forma consolidated statements of operations for the year ended December 31, 1999. These estimated results do not purport to represent results of operations for these properties in the future and were prepared on the basis described in the accompanying notes which should be read in conjunction herewith.




Revenue                                             $6,009,979

Expenses:
    Operating expenses                               1,860,458
    Real estate taxes                                  538,129
    Management fees                                    125,821
    General and administrative                         622,880
    Interest                                         1,801,568
    Depreciation and amortization                      869,589
                                                    ----------

              Total expenses                         5,818,445
                                                    ----------

Estimated Taxable Operating Gain                       191,534

Add back depreciation and amortization                 869,589
                                                    ----------

Estimated Cash to be Made Available by Operations   $1,061,123
                                                    ==========

                   AMERIVEST PROPERTIES INC. AND SUBSIDIARIES

            NOTE TO STATEMENT OF ESTIMATED TAXABLE OPERATING RESULTS
                   AND CASH TO BE MADE AVAILABLE BY OPERATIONS
                                   (Unaudited)


NOTE 1 - BASIS OF PRESENTATION

     Depreciation has been estimated based upon an allocation of the purchase price of the Writer Buildings to land (35.8%) and buildings (64.2%) and assuming (for tax purposes) a 39-year useful life applied on a straight-line method.

     No income taxes have been provided because the Company is organized and operates in such a manner so as to qualify as a Real Estate Investment Trust ("REIT") under the provisions of the Internal Revenue Code (the "Code"). Accordingly, the Company generally will not pay Federal income taxes provided that distributions to its stockholders equal at least the amount of its REIT taxable income as defined under the Code.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: November 10, 2000                      AMERIVEST PROPERTIES INC.




                                             By: /s/ D. Scott Ikenberry
                                             --------------------------
                                             D. Scott Ikenberry
                                             Chief Financial Officer